INCOME TAX EXPENSE	12 Months Ended
Dec. 31, 2025
Major components of tax expense (income) [abstract]
INCOME TAX EXPENSE	INCOME TAX EXPENSE
Tax expense for the year ended December 31, 2025, was $234.0 million (year ended December 31, 2024: $114.2 million). The main movements for the period are as follows:

	For years ended December 31,
	2025	2024
Current tax:
Current tax expense in respect of the current year	$163,006	$55,107
Adjustment in respect of prior years (i)	11,995	32,410
Current income tax expense	$175,001	$87,517

Deferred tax:
Deferred income tax expense recognized in the current year	$48,491	$6,501
Adjustments in respect of prior years	1,846	2,965
Foreign exchange	8,708	17,202
Deferred income tax expense	$59,045	$26,668

Income tax expense	$234,046	$114,185
(i) The majority of the value for the prior year relates to the Mali settlement, which closed all open tax assessments related to prior years. The Mali settlement is further described in note 10.

The Company's current tax provision includes a $10.3 million expense (December 31, 2024 - $1.1 million expense) relating to Management’s assessment of the amount of tax payable on uncertain tax items. Due to the uncertainty associated with such tax items, there is a possibility that, on conclusion of open tax matters at a future date, the final outcome may differ significantly.

	For years ended December 31,
Description	2025	2024
Earnings (loss) before income taxes	$237,353	$(5,366)
Canadian statutory tax rate (%)	26.5%	26.5%

Expected income tax expense (recovery)	62,899	(1,422)
Impact of (lower) higher foreign tax rates (i)	11,361	11,798
Permanent differences (ii)	6,393	34,358
Unused tax losses and tax offsets (recognized) not recognized in deferred tax assets	87,480	6,596
Unrealized foreign exchange losses (gains) in tax expense	5,635	16,795
True-up of tax provisions in respect of prior years	3,804	(3,055)
Withholding taxes	4,205	3,709
Tax settlements	10,040	37,331
Uncertain tax positions	10,288	1,100
Planned distribution of foreign earnings	29,807	7,049
Other	2,134	(74)
Income tax expense	$234,046	$114,185

Income tax expense is represented by:
Current income tax expense	$175,001	$87,517
Deferred income tax (recovery)/expense	59,045	26,668
Net income tax expense (recovery)	$234,046	$114,185
(i) The Company operates in foreign tax jurisdictions that have tax rates that differ from the Canadian statutory rate. Côte d'Ivoire is taxable at a rate of 25%, Mali is taxable at a rate of 30% and Ethiopia is taxable at a rate of 25%. In addition, the Company has expenses in jurisdictions that are not taxable.
(ii) Permanent differences include $40.1 million of non-deductible costs relating to the Mali settlement in 2024.

Income tax expense

No amounts relating to taxes have been recognized in other comprehensive income or directly in equity.

Deferred tax

The following is an analysis of the deferred income tax assets (liabilities) presented in the consolidated balance sheets:

	As at December 31, 2025	As at December 31, 2024
The net deferred income tax assets (liabilities) are classified as follows:
Deferred tax assets	$3,377	$21,656
Deferred tax liabilities	(56,071)	(15,305)
	$(52,694)	$6,351

December 31, 2025	Opening Asset (Liability)	(Charge) credit to profit and loss	Closing Asset (Liability)
ARO	$15,239	$1,685	$16,924
Deferred stripping	10,946	(6,510)	4,437
PP&E	12,357	(2,228)	10,129
Mining interests	(40,528)	(17,954)	(58,482)
Inventory	2,699	7,318	10,017
Investment in subsidiaries	(7,049)	(30,202)	(37,251)
Provisions	3,764	(5,598)	(1,834)
Leases	3,331	35	3,366
Losses	5,591	(5,591)	—
	$6,350	$(59,045)	$(52,694)

December 31, 2024	Opening Asset (Liability)	(Charge) credit to profit and loss	Closing Asset (Liability)
ARO	$6,009	$9,230	$15,239
Deferred stripping	25,921	(14,975)	10,946
PP&E	22,263	(9,906)	12,357
Mining interests	(34,110)	(6,418)	(40,528)
Inventory	7,099	(4,400)	2,699
Investment in subsidiaries	—	(7,049)	(7,049)
Provisions	1,105	2,659	3,764
Leases	—	3,331	3,331
Losses	4,731	860	5,591
	$33,018	$(26,668)	$6,350

A $3.4 million deferred income tax asset has been recognized in relation to Côte d'Ivoire (2024: $11.6 million in Mali; $10.1 million in Côte d'Ivoire). The deferred income tax asset consists mainly of deductible temporary differences. Projection of taxable profits from various sources were used to support the recognition of the assets. The future projected income could be affected by metal prices and quantities of proven and probable reserves. If these factors or other circumstances change, we would reassess our ability to record the deferred income tax asset relating to the temporary differences.

New taxation developments - OECD Pillar Two Model Rules

In June 2024, the Government of Canada enacted the Global Minimum Tax Act (“GMTA”) that was developed within the framework of the Organization for Economic Co-operation and Development (OECD)’s Pillar Two Model rules. The GMTA includes the introduction of a 15% global minimum tax that applies to large multinational enterprise groups with global consolidated revenues over €750 million in two of the past four year. However, this legislation does not currently apply to the Company as 2025 was the first year that consolidated revenues exceeded €750 million.

Unrecognized Deductible Temporary Differences and Unused Tax Losses

The deferred tax assets have not been recognized as it is not considered probable that there will be future taxable earnings available to offset them against, as many of those expenditures are incurred by non-operating entities that have no earnings. Unrecognized deferred tax assets are reassessed at each reporting date and are recognized to the extent that it is probable that future taxable earnings will allow the deferred tax asset to be recovered. At the reporting date, the Company has unrecognized deferred tax assets as follows:

	For the years ended December 31
	2025	2024
Deductible temporary differences (no expiry)	$113,392	$22,479
Operating losses	54,338	18,038
Unrecognized deferred tax assets	$167,730	$40,517

Operating losses at December 31, 2025 will expire as follows:

	Cote d'Ivoire	Canada	Total
2029	$—	$—	$—
2030	$9,180	$—	$9,180
2031 and onwards	$—	$196,391	$196,391
Total	$9,180	$196,391	$205,571

The operating losses include $205.6 million of losses which are not recognized as deferred income tax assets.

Unrecognized Taxable Temporary Differences Associated with Investment and Interest in Subsidiaries

As at December 31, 2025, an aggregate temporary difference of $315.4 million (2024: $327.0 million) related to investments in subsidiaries was not recognized because the Company is able to control the timing of the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.